UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 2, 2009
(Date of Report — date of earliest event reported)
BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

8500 Executive Park Avenue Suite 300 Fairfax, Virginia (Address of Principal Executive Offices)	22031 (Zip Code)
(703) 270-1700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)   Timothy R. Price was appointed to the Board of Directors of Brookfield Homes Corporation (the “Corporation”) effective February 2, 2009. Mr. Price was recommended as a nominee to serve on the Board of Directors by Brookfield Asset Management Inc. (“Brookfield”), the company’s largest stockholder. Consistent with the compensation arrangements for our other non-independent directors who are not employed by the Corporation, Mr. Price is entitled to receive 50% of the directors’ annual retainer of $50,0000, payable in cash.
(e)   As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2008, Craig J. Laurie, was appointed Chief Financial Officer (“CFO”) of the Corporation effective November 28, 2008.
Effective February 2, 2009, the Corporation entered into a Management Services Agreement with an affiliate of its largest stockholder, Brookfield, whereby the Corporation will pay directly to the Brookfield affiliate a quarterly service fee of $80,000 with respect to Mr. Laurie’s employment by the Corporation as its Chief Financial Officer. Commencing with the fiscal year ending December 31, 2009, Mr. Laurie will have the opportunity to participate in the Corporation’s long term incentive plans. Mr. Laurie is also entitled to receive from the Corporation reimbursement for travel related and out-of-pocket expenses incurred in connection with his services to the Corporation. Mr. Laurie is not eligible to participate in the Corporation’s benefits and 401(k) Plan. The foregoing description is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
(e)   On February 2, 2009, the Corporation granted options to purchase 1,000,000 shares of common stock of the Corporation with an exercise price of $2.65 per share to its Chief Executive Officer under its 2009 Stock Option Plan, which was approved by the Board of Directors on February 2, 2009. The 2009 Stock Option Plan is subject to shareholder approval. The options will not vest and are subject to forfeiture if the shareholders of the Corporation do not approve the 2009 Stock Option Plan. The options will vest in their entirety on February 2, 2014. This summary is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
10.1	Management Services Agreement for Craig Laurie, effective February 2, 2009.

10.2	2009 Stock Option Plan Award Letter for Ian Cockwell, dated February 2, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:   February 6, 2009

BROOKFIELD HOMES CORPORATION

By:	/s/ CRAIG J. LAURIE
Craig L. Laurie
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Management Services Agreement for Craig Laurie, effective February 2, 2009

10.2	2009 Stock Option Plan Award Letter for Ian Cockwell, dated February 2, 2009